UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 27, 2019

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Binney Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

(617) 491-9700

(Registrant’s telephone number,
including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MNTA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2019, Michelle Robertson notified Momenta Pharmaceuticals, Inc. (the “Company”) of her resignation from her role as the Company’s Chief Financial Officer, principal financial officer and principal accounting officer, effective January 8, 2020, to pursue other opportunities. Ms. Robertson’s resignation was not the result of any disagreement with the Company on any matter relating to the company’s operations, policies or practices.

On January 1, 2020, the Company appointed Young Kwon, Ph.D., currently the Company’s Chief Business Officer, as the Company’s principal financial officer with the title of Chief Financial and Business Officer, and appointed Agnieszka Cieplinska, currently the Company’s Vice President, Controller, as the Company’s principal accounting officer, with both appointments effective as of January 8, 2020.

Dr. Kwon, (age 47), has been the Company’s Chief Business Officer since October 2018. From August 2015 to October 2018, Dr. Kwon served as the Company’s Senior Vice President, Corporate Development and Strategy. From January 2011 to July 2015, Mr. Kwon served as the Company’s Vice President, Corporate Development and Strategy. Prior to joining the Company, Mr. Kwon was Senior Director of Business Development at Biogen Idec, where he led corporate development activities, including evaluation of mergers and acquisitions, joint ventures and other strategic transactions. Prior to that, he identified and invested in early-stage life science companies at Advanced Technology Ventures. Mr. Kwon received his B.S. from the Massachusetts Institute of Technology in 1994 and his Ph.D. in Biological Chemistry and Molecular Pharmacology from Harvard University in 1999.

Ms. Cieplinska, (age 43), has been the Company’s Vice President of Finance and Corporate Controller since April 2019. Prior to joining the Company, from August 2018 to April 2019 she was Vice President, Corporate Controller at Merus N.V., a biotechnology company and, from March 2017 to August 2018, she was the Controller at Ra Pharmaceuticals, Inc., a biopharmaceutical company. From July 2014 to February 2017, Ms. Cieplinska was the Senior Director, Technical Accounting and External Reporting at Charles River Laboratories, a corporation specializing in preclinical and clinical laboratory services and, from September 2012 to July 2014, she was the Director of Accounting Policy and External Reporting at Ironwood Pharmaceuticals, Inc., a pharmaceutical company. Ms. Cieplinska received her Master of Science from SGH Warsaw School of Economics in 2001 and her MBA and Graduate Diploma in Professional Accounting from Suffolk University in 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: January 3, 2019	By:	/s/ Craig A. Wheeler
Craig A. Wheeler
President and Chief Executive Officer

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